UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2008

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12826	25-1445946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Center Square, Greencastle, Pennsylvania		17225
(Address of principal executive offices)		(Zip Code)

(717) 597-2137

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Explanatory Note

This Form 8-K/A is being filed to amend a typographical error to Section 3.24 of the Exhibit 2.1 Agreement and Plan of Merger by and between Tower Bancorp, Inc. and Graystone Financial Corp. dated as of November 12, 2008 as filed on Form 8-K by Tower Bancorp, Inc. on November 13, 2007.  This amendment provides the correct Exhibit 2.1 Agreement and Plan of Merger.

Item 1.01 Entry into a Material Definitive Agreement.

On November 12, 2008, Tower Bancorp, Inc. (“Tower”) and Graystone Financial Corp. (“Graystone”) reached a definitive agreement to form a partnership of their financial institutions, The First National Bank of Greencastle and Graystone Bank, respectively, whose combined assets will become over $1.2 billion with offices headquartered in Harrisburg, PA. As part of the transaction, Tower will exchange 0.42 shares of Tower common stock for each outstanding share of Graystone. In addition, the definitive agreement provides that the Tower shareholders will receive a special cash dividend of $1.12 per share prior to the effective date of the transaction. The transaction is subject to regulatory and shareholder approval and is expected to close in early 2009.

Pursuant to the agreement, the holding company shall be named Tower Bancorp, Inc. with 20 members of the Board of Directors, ten each designated by Tower and Graystone respectively.  The agreement also provides that Kermit G. Hicks shall serve as Chairman of the Board of the resulting holding company.

The following disclosure is made in accordance with Rule 165 of the Securities and Exchange Commission:

Additional Information About The Transaction and Where to Find It

The proposed transaction will be submitted to the shareholders of Tower Bancorp, Inc. (“Tower”) and Graystone Financial Corp. (“Graystone”) for their consideration and approval.  In connection with the proposed transaction, Tower will be filing with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 which will include a joint proxy statement/prospectus and other relevant documents to be distributed to the shareholders of Tower and Graystone.  Investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other flings containing information about Tower and Graystone, free of charge from the SEC’s Internet site (www.sec.gov), by contacting Tower Bancorp, Inc. at 717-597-2137or by contacting Graystone Financial Corp., at 717-724-2827.   INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

Item 7.01 Regulation FD Disclosure.

On November 13, 2008, Tower Bancorp, Inc. issued a press release announcing the signing of a definitive agreement partnering with Graystone Financial Corp. and Graystone Bank (as discussed in Item 1.01 hereof). A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and between Tower Bancorp, Inc. and Graystone Financial Corp. dated as of November 12, 2008.
99.1	Press release dated November 13, 2008. *Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Dated: November 13, 2008	/s/ Franklin T. Klink
Franklin T. Klink
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and between Tower Bancorp, Inc. and Graystone Financial Corp. dated as of November 12, 2008.
99.1	Press release dated November 13, 2008. *Previously filed